SUPPLEMENTAL AGREEMENT NO. 13

to

Purchase Agreement No. 03729

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-8 and 737-7 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 13 (SA-13), entered into as of ____April 29________, 2021, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation (Customer).

RECITALS:
WHEREAS, Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011, as amended and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-8 (737-8 Aircraft) and Model 737-7 aircraft (737-7 Aircraft); collectively the “Aircraft”. This SA13 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined will have the meaning set forth in the Purchase Agreement;
WHEREAS, Boeing and Customer agree to the acceleration of eleven (11) 737-7 Aircraft in 2022 and revise the scheduled delivery stream as applicable;
WHEREAS, Boeing and Customer agree to the acceleration of two (2) Original Option Aircraft positions in 2022 and revise the scheduled delivery stream as applicable;
WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to make certain changes to the Letter Agreements as a result of the respective changes in this Supplemental Agreement; and

WHEREAS, Boeing and Customer agree to execute an SA-14 to the Purchase Agreement, on or before June 30, 2021 to [***]

[***] = Certain identified information has been excluded from the exhibit because it is both not material and is of the type that the registrant treats as private or confidential.

SWA-PA-03729	1	SA-13

BOEING PROPRIETARY

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1.TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced with a new Table of Contents (attached), which lists the Tables, Exhibits, and Letter Agreements revised by this SA13 and is identified by “SA13”. Such revised Table of Contents is incorporated into the Purchase Agreement by this reference.

2.TABLES.

Table 1B, Aircraft Delivery, Description, Price and Advance Payments – 737-7 Aircraft, is deleted in its entirety and replaced by a new Table 1B (identified by "SA-13") attached hereto and incorporated into the Purchase Agreement by this reference.

3.LETTER AGREEMENTS.

Letter Agreement SWA-PA-03729-LA-1106474R3, Option Aircraft, and its Attachment 1 are deleted in their entirety and are replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106474R4 and its Attachment 1.

4.ADVANCE PAYMENT IMPACTS.

The acceleration of eleven (11) 737-7 Aircraft in 2022 [***] to align with the new delivery months. [***]

5.SA-13 PAYMENT.

[***]

SWA-PA-03729	2	SA-13

BOEING PROPRIETARY

The Purchase Agreement is deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Carson J May	By: /s/ Chris Monroe

Name: Carson J. May	Name: Chris Monroe

Its: Attorney-In-Fact	Its: SVP Finance and Treasurer

SWA-PA-03729	3	SA-13

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES	TITLES
Article 1	Quantity, Model and Description	SA-2
Article 2	Delivery Schedule
Article 3	Price
Article 4	Payment	SA-2
Article 5	Additional Terms
TABLE	TITLE
1A	737-8 Aircraft Information Table	SA-12
1B	737-7 Aircraft Information Table	SA-13
EXHIBIT
A1	737-8 Aircraft Configuration	SA-11
A2	737-7 Aircraft Configuration	SA-8
A-3	737-8 Remarket Aircraft Configuration	SA-12
B*	Aircraft Delivery Requirements and Responsibilities
B-1	Remarket Aircraft Technical	SA-12
Acceptance and Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS	TITLES
AE1*	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables for 737-8	SA-7
BFE2	BFE Variables for 737-7	SA-8
CS1	Customer Support Variables
CS1-7MAX	Customer Support Variables	SA-2
EE1*	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1*	Service Life Policy Components

SWA-PA-03729		SA-13

BOEING PROPRIETARY

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106463R3	Open Matters	SA-8
SWA-PA-03729-LA-1106464*	[***]
SWA-PA-03729-LA-1106465*	[***]
SWA-PA-03729-LA-1106466	[***]
SWA-PA-03729-LA-1106467R2	[***]	SA-8
SWA-PA-03729-LA-1106468*	[***]
SWA-PA-03729-LA-1106469R1	[***]	SA-2
SWA-PA-03729-LA-1106470R1	[***]	SA-2
SWA-PA-03729-LA-1106471R2	Substitute Aircraft	SA-12
SWA-PA-03729-LA-1106473R2	[***]	SA-12
SWA-PA-03729-LA-1106474R4	Option Aircraft	SA-13
SWA-PA-03729-LA-1106475R4	[***]	SA-12
SWA-PA-03729-LA-1106476R2	[***]	SA-8
SWA-PA-03729-LA-1106477*	[***]
SWA-PA-03729-LA-1106478	[***]
SWA-PA-03729-LA-1106479R1	[***]	SA-2
SWA-PA-03729-LA-1106480R1	[***]	SA-2
SWA-PA-03729-LA-1106481R2	[***]	SA-2
SWA-PA-03729-LA-1106482*	[***]
SWA-PA-03729-LA-1106483*	[***]
SWA-PA-03729-LA-1106484R2	[***]	SA-12
SWA-PA-03729-LA-1106485*	[***]

SWA-PA-03729		SA-13

BOEING PROPRIETARY

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1209080	[***]	SA-1
SWA-PA-03729-LA-1210419	[***]	SA-1
SWA-PA-03729-LA-1300943	[***]	SA-2
SWA-PA-03729-LA-1301168R3	[***]	SA-6
SWA-PA-03729-LA-1301170R3	[***]	SA-12
SWA-PA-03729-LA-1400371	[***]	SA-7
SWA-PA-03729-LA-1503792	Service Ready Operational Validation	SA-6
SWA-PA-03729-LA-1500831	[***]	SA-7
SWAPA03729LA1602486R1	[***]	SA-12
SWAPA03729LA2100594	737-8 Remarket Production Aircraft	SA-12
SWAPA03729LA2100700	737-8 Open Configuration Matters – Remarket Production Aircraft	SA-12
SWA-PA-03729-LA-2100811	[***]	SA-12
SWA-PA-03729-LA-2100812	[***]	SA-12
SWA-PA-03729-LA-2100813	[***]	SA-12
SWAPA03729LA2100814	[***]	SA-12
SWAPA03729LA2100819	[***]	SA-12
SWA-PA-03729-LA-2100825	[***]	SA-12

SWA-PA-03729-LA-2100841	[***]	SA-12

SWA-PA-03729		SA-13

BOEING PROPRIETARY

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-2100984	[***]	SA-12
* Denotes revision to Page 1 or Page 2 only to reference 737-7 (SA-2)

SWA-PA-03729		SA-13

BOEING PROPRIETARY

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
SWA-PA-03729-LA-1106472R1	[***]	SA-2	Deleted under SA-4
SWA-PA-01810/03729-LA-1301169	[***]	SA-2	Deleted under SA-4

SWA-PA-03729		SA-13

BOEING PROPRIETARY

Table 1B To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-7 Aircraft

Airframe Model/MTOW:	737-7	177,000 pounds	Detail Specification:	D019A008SWA17P-1
Engine Model/Thrust:	CFMLEAP-1B27C	26,400 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Airframe Price:	[***]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:	[***]
Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:
Engine Price (Per Aircraft): Aircraft Basic Price (Excluding BFE/S	[***] PE): [***]	Base Year Index (ECI): [***] Base Year Index (CPI): [***]
Buyer Furnished Equipment (BFE) Estimat     [***]

Seller Purchased Equipment (SPE) Estimat     [***]

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer			Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Serial Number**	Escalation Factor	Note		At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jan-22	Apr-2019	3	[***]	42586, 42587, 42588	[***]		[***]	[***]	[***]	[***]	[***]
Jan-22	May-2019	1	[***]	42589	[***]		[***]	[***]	[***]	[***]	[***]
Feb-22	May-2019	1	[***]	42590	[***]		[***]	[***]	[***]	[***]	[***]
Feb-22	Aug-2019	2	[***]	42561, 42569	[***]		[***]	[***]	[***]	[***]	[***]
May-22	Oct-2023	1	[***]	42614	[***]		[***]	[***]	[***]	[***]	[***]
May-22	Feb-2024	1	[***]	42620	[***]		[***]	[***]	[***]	[***]	[***]
May-22	Mar-2024	1	[***]	42621	[***]		[***]	[***]	[***]	[***]	[***]
May-22	Apr-2024	1	[***]	42623	[***]		[***]	[***]	[***]	[***]	[***]
May-22	May-2024	1	[***]	42627	[***]		[***]	[***]	[***]	[***]	[***]
May-22	Jun-2024	1	[***]	42629	[***]		[***]	[***]	[***]	[***]	[***]
May-22	Jul-2024	1	[***]	42631	[***]		[***]	[***]	[***]	[***]	[***]
Jun-22	Jan-2023	1	[***]	42591	[***]		[***]	[***]	[***]	[***]	[***]
Jun-22	Feb-2023	1	[***]	42592	[***]		[***]	[***]	[***]	[***]	[***]
Jun-22	Mar-2023	1	[***]	42595	[***]		[***]	[***]	[***]	[***]	[***]
Jun-22	Apr-2023	1	[***]	42598	[***]		[***]	[***]	[***]	[***]	[***]
Jun-22	May-2023	1	[***]	42600	[***]		[***]	[***]	[***]	[***]	[***]
Jun-22	Aug-2024	1	[***]	42632	[***]		[***]	[***]	[***]	[***]	[***]
Jul-22	Jun-2023	1	[***]	42602	[***]		[***]	[***]	[***]	[***]	[***]
Jul-22	Jul-2023	1	[***]	42603	[***]		[***]	[***]	[***]	[***]	[***]
Jul-22	Aug-2023	1	[***]	42604	[***]		[***]	[***]	[***]	[***]	[***]
Jul-22	Sep-2023	1	[***]	42609	[***]		[***]	[***]	[***]	[***]	[***]

SA-13
SWA-PA-03729 107953-1F 116795-1F	Boeing Proprietary	Page 1

Table 1B To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-7 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer			Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Serial Number**	Escalation Factor	Note		At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jul-22	Sep-2024	1	[***]	42635	[***]		[***]	[***]	[***]	[***]	[***]
Jul-22	Oct-2024	1	[***]	42638	[***]		[***]	[***]	[***]	[***]	[***]
Jul-22	Nov-2024	1	[***]	42642	[***]		[***]	[***]	[***]	[***]	[***]
Aug-22	Nov-2023	1	[***]	42613	[***]		[***]	[***]	[***]	[***]	[***]
Aug-22	Dec-2023	1	[***]	42616	[***]		[***]	[***]	[***]	[***]	[***]
Aug-22	Jan-2024	1	[***]	42618	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2023	Jul-21	2	[***]	42657, 42671	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2023	Mar-22	2	[***]	42679, 42678	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2023	Apr-22	1	[***]	42688	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2023	Apr-22	2	[***]	42681, 42680	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2023	May-22	1	[***]	42684	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2023	May-22	2	[***]	42683, 42682	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2023	Jun-22	1	[***]	42687	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
May-2023	Jun-22	2	[***]	42686, 42685	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
May-2023	Jul-22	1	[***]	42690	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jun-2023	Jul-22	1	[***]	42689	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jun-2023	Aug-22	1	[***]	42693	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jul-2023	Aug-22	1	[***]	42695	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jul-2023	Jan-23	1	[***]	42565	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Aug-2023	Jan-23	1	[***]	42560	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Aug-2023	Feb-23	2	[***]	42562, 42564	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Sep-2023	Mar-23	1	[***]	42557	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Sep-2023	Apr-23	1	[***]	42555	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Oct-2023	May-23	2	[***]	42594, 42568	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Oct-2023	Jun-23	1	[***]	42581	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Nov-2023	Jul-23	2	[***]	42582, 42597	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Dec-2023	Aug-23	1	[***]	42593	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Dec-2023	Sep-23	1	[***]	42578	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jan-2024	Sep-23	1	[***]	42601	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jan-2024	Oct-23	1	[***]	42605	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2024	Dec-23	1	[***]	42583	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]

SA-13
SWA-PA-03729 107953-1F 116795-1F	Boeing Proprietary	Page 2

Table 1B To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-7 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer			Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Serial Number**	Escalation Factor	Note		At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Feb-2024	Jan-24	2	[***]	42584, 42585	[***]	***737-8 Sub	[***]	[***]	[***]	[***]
Mar-2024	Jan-24	1	[***]	42611	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2024	Feb-24	2	[***]	42596, 42599	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2024	Feb-24	1	[***]	42612	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2024	Apr-24	2	[***]	42606, 42617	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
May-2024	May-24	3	[***]	42608, 42619, 42622	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jun-2024	Jun-24	1	[***]	42610	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jun-2024	Aug-24	1	[***]	42626	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jul-2024	Aug-24	1	[***]	42624	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jul-2024	Sep-24	1	[***]	42630	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Aug-2024	Oct-24	2	[***]	42625, 42636	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Aug-2024	Nov-24	1	[***]	42639	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Sep-2024	Dec-24	2	[***]	42640, 42628	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Oct-2024	Feb-25	1	[***]	42643	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Oct-2024	Mar-25	2	[***]	42645, 42644	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Nov-2024	Apr-25	2	[***]	42659, 42660	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Dec-2024	May-25	1	[***]	42663	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Dec-2024	Jun-25	1	[***]	42667	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jan-2025	Jul-25	1	[***]	42668	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jan-2025	Aug-25	1	[***]	42675	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2025	Sep-25	2	[***]	42677, 42676	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2025	Oct-25	1	[***]	42692	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2025	Oct-25	1	[***]	42696	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2025	Nov-25	2	[***]	42698, 42700	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2025	Dec-25	2	[***]	42702, 42701	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2025		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
May-2025		3	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jun-2025		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jul-2025		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Aug-2025		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Sep-2025		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]

SA-13
SWA-PA-03729 107953-1F 116795-1F	Boeing Proprietary	Page 3

Table 1B To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-7 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer			Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Serial Number**	Escalation Factor	Note		At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Oct-2025		3	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Nov-2025		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Dec-2025		3	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jan-2026		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Feb-2026		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Mar-2026		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Apr-2026		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
May-2026		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jun-2026		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jul-2026		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Aug-2026		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Sep-2026		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Oct-2026		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Nov-2026		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Dec-2026		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jan-2027		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Feb-2027		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Mar-2027		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Apr-2027		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
May-2027		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jun-2027		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jul-2027		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Aug-2027		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Sep-2027		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Oct-2027		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Nov-2027		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Dec-2027		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jan-2028		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Feb-2028		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Mar-2028		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Apr-2028		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]

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SWA-PA-03729 107953-1F 116795-1F	Boeing Proprietary	Page 4

Table 1B To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-7 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Note	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
May-2028		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jun-2028		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jul-2028		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Aug-2028		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Sep-2028		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Oct-2028		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Nov-2028		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Dec-2028		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jan-2029		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Feb-2029		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Mar-2029		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Apr-2029		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
May-2029		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jun-2029		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jul-2029		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Aug-2029		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Sep-2029		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Oct-2029		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Nov-2029		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Dec-2029		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jan-2030		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Feb-2030		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Mar-2030		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Apr-2030		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
May-2030		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jun-2030		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jul-2030		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Aug-2030		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Sep-2030		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Oct-2030		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Nov-2030		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]

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SWA-PA-03729 107953-1F 116795-1F	Boeing Proprietary	Page 5

Table 1B To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-7 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer			Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Serial Number**	Escalation Factor	Note		At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Dec-2030		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]

Total:	200

* [***]
** Manufacturer Serial Numbers (MSN) are for reference only and are subject to change.
*** [***]
Notes:
(1) [***]

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SWA-PA-03729 107953-1F 116795-1F	Boeing Proprietary	Page 6

The Boeing Company P.O. Box 3707 Seattle, WA 981242207

SWAPA03729LA1106474R4
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    Option Aircraft
Reference:    Purchase Agreement No. PA03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 7378 aircraft and Model 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Right to Purchase Option Aircraft.
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional Boeing Model 7378 aircraft as option aircraft (Option Aircraft).
2.Delivery.
The number of Option Aircraft and delivery dates are listed in the Attachment 1-A and 1-B (collectively Attachment 1) to this Letter Agreement. The Attachment 1-A Aircraft are the Original Option Aircraft (Original Option Aircraft) and the Attachment 1-B Aircraft are the 2020 Option Aircraft (2020 Option Aircraft).
3.Configuration.
3.1         Subject to the provisions of Article 0, below, the configuration for the Option Aircraft will be the Detail Specification for Boeing Model 7378 aircraft at the revision level in effect at the time of Definitive Agreement (as defined in Article 8). Such Detail Specification will be revised to include (i) changes applicable to the Detail Specification that are developed by Boeing between the Option Exercise Date (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

SWA-PA-03729-LA-1106474R4	SA-13
Option Aircraft	Page 1
BOEING PROPRIETARY

3.2    Boeing reserves the right to configure the Option Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1.
4.    [***]

5.    [***]

6.    [***]

SWA-PA-03729-LA-1106474R4	SA-13
Option Aircraft	Page 2
BOEING PROPRIETARY

7.    [***]

8.    [***]

9.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Option Aircraft and cannot be assigned in whole or in part.
10.Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

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Option Aircraft	Page 3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Carson J May
Name	Carson J. May
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	April 29 , 2021

SOUTHWEST AIRLINES CO.
By	/s/ Chris Monroe
Name	Chris Monroe
Its	SVP Finance and Treasurer

SWA-PA-03729-LA-1106474R4	SA-13
Option Aircraft	Page 4
BOEING PROPRIETARY

Attachment 1-A To
Letter Agreement No. 1106474
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 737-8	181,200 pounds	Detail Specification:	D019A008-S (5/1/2017)
Engine Model/Thrust: CFMLEAP-1B28(1)	28,800 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI

Airframe Price:	[***]	Engine Price Base Year/Escalation Formula:	N/A	N/A

Optional Features:	[***]

Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:

Engine Price (Per Aircraft):	[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):	[***]	Base Year Index (CPI):	[***]

Buyer Furnished Equipment (BFE) Estimate:	[***]

Seller Purchased Equipment (SPE) Estimate:	[***]

Non-Refundable Deposit/Aircraft at Def Agreement	[***]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Note	MSN	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Mar-2022	5	[***]	[***]	Remarket Aircraft**	67206, 67205, 67207, 67208, 67209	[***]	[***]	[***]	[***]	[***]
Apr-2022	5	[***]	[***]	Remarket Aircraft**	67210, 67211, 67212, 67213, 67214	[***]	[***]	[***]	[***]	[***]
Apr-2022	2	[***]	[***]	Remarket Aircraft**	67216, 67215	[***]	[***]	[***]	[***]	[***]
May-2022	1	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
May-2022	2	[***]	[***]	Remarket Aircraft**	67218, 67217	[***]	[***]	[***]	[***]	[***]
Jun-2022	3	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Jul-2022	3	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Aug-2022	3	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Sep-2022	1	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Sep-2022	2	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Oct-2022	1	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Oct-2022	3	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Nov-2022	3	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Nov-2022	3	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Dec-2022	3	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Dec-2022	2	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Jan-2023	2	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Jan-2023	1	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Feb-2023	3	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Mar-2023	2	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	[***]			[***]	[***]	[***]	[***]	[***]

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WA-PA-03729-LA-1106474 107813 116801-1F.txt	Boeing Proprietary	Page 1

Attachment 1-A To
Letter Agreement No. 1106474
Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Note	MSN	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Apr-2023	2	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
May-2023	3	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Jun-2023	2	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Jul-2023	3	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Jul-2023	2	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Aug-2023	2	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Sep-2023	2	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Sep-2023	2	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Oct-2023	3	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Nov-2023	2	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Nov-2023	2	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Dec-2023	2	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Dec-2023	2	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Jan-2024	3	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Feb-2024	3	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Mar-2024	4	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2024	4	[***]	[***]			[***]	[***]	[***]	[***]	[***]
May-2024	3	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2024	2	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Jan-2025	3	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Feb-2025	3	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Mar-2025	4	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2025	4	[***]	[***]			[***]	[***]	[***]	[***]	[***]
May-2025	1	[***]	[***]			[***]	[***]	[***]	[***]	[***]
May-2025	3	[***]	[***]	Previously Earned	***	[***]	[***]	[***]	[***]	[***]
Jun-2025	2	[***]	[***]	Previously Earned	***	[***]	[***]	[***]	[***]	[***]
Total:     120

* [***]
** [***]
*** [***]

Note:

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WA-PA-03729-LA-1106474 107813 116801-1F.txt	Boeing Proprietary	Page 2

Attachment 1-A To
Letter Agreement No. 1106474
Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Note	MSN	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]

(1) [***]

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WA-PA-03729-LA-1106474 107813 116801-1F.txt	Boeing Proprietary	Page 3